SELECTED STATEMENTS OF OPERATIONS DATA (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial income:
Interest	$ 784	$ 657	$ 356
Derivatives gains	849	230	0
Foreign currency translation	191	556	883
Financial Income Total	1,824	1,443	1,239
Financial expenses:
Derivatives losses	0	0	397
Foreign currency translation	735	981	586
Bank charges and other	556	299	132
Financial Expenses Loss	(1,291)	(1,280)	(1,115)
Financial income, net	$ 533	$ 163	$ 124